                                                                    Exhibit 10.6


                     THIRD AMENDED AND RESTATED AGREEMENT

                            OF LIMITED PARTNERSHIP

                                      OF

                   HUMPHREY HOSPITALITY LIMITED PARTNERSHIP

                               TABLE OF CONTENTS

ARTICLE I     DEFINED TERMS..............................................   1

ARTICLE II    PARTNERSHIP CONTINUATION AND IDENTIFICATION................   9

     2.01     Continuation...............................................   9
              ------------
     2.02     Name, Office and Registered Agent..........................   9
              ---------------------------------
     2.03     Partners...................................................   9
              --------
     2.04     Terms and Dissolution......................................   9
              ---------------------
     2.05     Filing of Certificate and Perfection of Limited Partnership  10
              -----------------------------------------------------------

EXHIBITS
--------

EXHIBIT A - Partners, Capital Contributions and Percentage Interests

EXHIBIT B - Notice of Exercise of Redemption Right

EXHIBIT C- Preferred Unit Classes

                     THIRD AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP
                                      OF
                   HUMPHREY HOSPITALITY LIMITED PARTNERSHIP


     THIS THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HUMPHREY HOSPITALITY LIMITED PARTNERSHIP (the "Agreement") is made and entered into as of June 30, 2000, by and among Humphrey Hospitality REIT Trust, a Maryland real estate investment trust, as General Partner (the "General Partner"), and James I. Humphrey, Jr., Humphrey Associates, Inc., a Maryland corporation, Humphrey Development, Inc., a Maryland corporation, Bethany H. Hooper, Randy P. Smith and Timothy P. Barila, as Majority Limited Partners (the "Limited Partners").

                                   RECITALS

     WHEREAS, Humphrey Hospitality Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the Commonwealth of Virginia upon the filing of its Certificate of Limited Partnership with the Virginia State Corporation Commission on August 29, 1994, and is governed by a Second Amended and Restated Agreement of Limited Partnership, dated September 2, 1997, as amended by a First Amendment dated June 1, 1998, a Second Amendment dated August 18, 1998, a Third Amendment dated December 31, 1998, a Fourth Amendment dated October 20, 1999, and a Fifth Amendment dated October 26, 1999 to make certain clarifying changes and to reflect certain changes in ownership (collectively, the "Partnership Agreement").

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and in the Partnership Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                                 DEFINED TERMS

     The following defined terms used in this Agreement shall have the meanings specified below:

     "Act" means the Virginia Revised Uniform Limited Partnership Act, as it may be amended from time to time.

     "Additional Limited Partner" means a Person admitted to this Partnership as a Limited Partner pursuant to Section 4.02 hereof.

     "Administrative Expenses" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner and HHTI, including any salaries or other payments to directors, officers and/or employees of the General Partner and HHTI and any accounting and legal expenses of the General Partner and HHTI, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner and HHTI, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that Administrative Expenses shall not include (A) any administrative costs and expenses incurred by the General Partner and HHTI that are attributable to Properties, or ownership interests in entities that own Properties, that are owned by the General Partner or HHTI directly, including but not limited to HHTI's ownership interests in Solomons Beacon Inn Limited Partnership and E&P Financing Limited Partnership or (B) interest expenses attributable to any loans incurred by HHTI, the proceeds of which are distributed to its shareholders or other equity holders pursuant to
Section 4.03 hereof.

     "Affiliate" means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 5% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

     "Agreed Value" means the fair market value of a Partner's non-cash Capital Contribution as of the date hereof as agreed to by the Partners. For purposes of this Partnership Agreement, the Agreed Value of a Partner's non-cash Capital Contribution shall be equal to the number of Partnership Units received by such Partner in exchange for a Property or an interest therein or in connection with the merger of a partnership of which such person is a partner with and into the Partnership, or for any other non-cash asset so contributed, multiplied by the Public Offering Price or, if the contribution is made after the date hereof, the "Market Price" calculated in accordance with the second and third sentences of the definition of "Cash Amount", or any agreed upon value as set forth in Exhibit A. The names and addresses of the Partners, number of Partnership Units issued to each Partner, and the Agreed Value of non-cash Capital Contributions is set forth on Exhibit A.
                ---------

     "Agreement" means this Third Amended and Restated Agreement of Limited Partnership.

     "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of HHTI filed with the Secretary of Virginia State Corporation Commission, as amended or restated from time to time.

     "Capital Account" has the meaning provided in Section 4.04 hereof.

     "Capital Contribution" means the total amount of capital initially contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner. The paid-in Capital Contribution shall mean the cash amount or the Agreed Value of other assets actually contributed by each Partner to the capital of the Partnership.

     "Capital Transaction" means the refinancing, sale, exchange, condemnation, recovery of a damage award or insurance proceeds (other than business or rental interruption insurance proceeds not reinvested in the repair or reconstruction of Properties), or other disposition of any of Property (or the Partnership's interest therein).

     "Cash Amount" means an amount of cash per Partnership Unit equal to the value of the REIT Shares Amount on the date of receipt by HHTI of a Notice of Redemption. Except as set forth in any agreement between the Partnership and a Partner dealing with the redemption of Partnership Units, the value of the REIT Shares Amount shall be based on the average of the daily market price of REIT Shares for the ten consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by HHTI and by a majority in interest of the Limited Partners; or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by HHTI and by a majority in interest of the Limited Partners, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the REIT Shares shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners (excluding the General Partner). In the event that the parties are unable to agree upon an appraiser, the General Partner and a majority in interest of the Limited Partners (excluding the General Partner) each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the REIT Shares within 20 days of the first attempt at evaluating the REIT Shares, and the fair market value of the REIT Shares shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the lower appraisal, the two appraisers shall select a third appraiser who shall complete an appraisal of the fair market value of the REIT Shares no later than 30 days after the first attempt at evaluating the REIT Shares. In such case, the fair market value of the REIT Shares shall be the average of the two appraisals closest in value.

     "Certificate" means any instrument or document that is required under the laws of the Commonwealth of Virginia, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.02 hereof) and filed for recording in the appropriate public offices within the Commonwealth of Virginia or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the Commonwealth of Virginia or such other jurisdiction.

     "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any succeeding provision of the Code.

     "Commission" means the U.S. Securities and Exchange Commission.

     "Common Units" shall mean all Partnership Units other than Preferred Units.

     "Conversion Factor" means one (1), provided that in the event that the
                                        -------------
General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     "Event of Bankruptcy" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

     "Financial Statement" means an annual balance sheet, a statement of partners' capital as of the end of such year, as well as statements of cash flow and income, all in accordance with generally accepted accounting principles and accompanied by an independent auditor's report.

     "Funding Loan" means any loan advanced to the Partnership by the General Partner or HHTI for any proper Partnership purpose.

     "General Partner" means Humphrey Hospitality REIT Trust, a Maryland real estate investment trust, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

     "General Partnership Interest" means a Partnership Interest held by the General Partner that is a general partnership interest.

     "HHTI" means Humphrey Hospitality Trust, Inc., a Virginia corporation.

     "Indemnifying Party" means the party that would otherwise be required to provide indemnification or the indemnifying party for the purposes of Section 8.06(e) hereof.

     "Indemnitee" means (i) any Person made a party to a proceeding by reason of his status as the General Partner or a director or officer of the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

     "Initial Hotels" means the following hotels: (1) Comfort Inn - Dahlgren, Virginia, (2) Comfort Inn - Dublin, Virginia, (3) Comfort Inn - Elizabethton, Tennessee, (4) Comfort Inn - Farmville, Virginia, (5) Comfort Inn - Morgantown, West Virginia, (6) Comfort Inn - Princeton, West Virginia, (7) Comfort Inn - Beacon Marina, Solomons, Maryland and (8) Rodeway Inn - Wytheville, Virginia.

     "Initial Offering" means the initial offer and sale by HHTI and the purchase by the Underwriters (as defined in the Prospectus) of the common shares of HHTI for sale to the public.

     "Limited Partner" means any Person named as a Limited Partner on Exhibit A
                                                                      ---------
attached hereto, and any Person who becomes a Substitute or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

     "Limited Partnership Interest" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the

Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.

     "Loss" has the meaning provided in Section 5.01(f) hereof.

     "New Securities" means any REIT Shares in addition to those offered in the Initial Offering and issued in connection with a redemption pursuant to Section
8.05 hereof or any rights, options warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares.

     "Notice of Redemption" means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit B hereto.
                                      ---------

     "Offer" means a purchase, tender or exchange offer.

     "Offering" means the initial offer and sale by HHTI and the purchase by the Underwriters (as defined in the Prospectus) of the common shares of HHTI for sale to the public.

     "Original Limited Partners" means James I. Humphrey, Jr. and Humphrey Associates, Inc.

     "Partner" means any General Partner or Limited Partner.

     "Partner Non-recourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Non-recourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

     "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

     "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership non-recourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

     "Partnership Record Date" means the record date established by the General Partner for the distribution of Distributable Cash pursuant to Section 5.02 hereof, which record date shall be the same as the record date established by HHTI for a distribution to its shareholders of some or all of its portion of such distribution.

     "Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. As of the date of this Agreement, there shall be considered to be the amount of Partnership Units outstanding, as set forth on Exhibit A. Partnership Units shall consist of both Common Units
             ---------
and Preferred Units.

     "Percentage Interest" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding. The Percentage Interest of each Partner is as set forth opposite its respective name on Exhibit A.
        ---------

     "Person" means any individual, partnership, corporation, limited liability company, joint venture, trust or other entity.

     "Preferred Units" shall mean each special class of Preferred Units, the specific terms of which shall be attached hereto as exhibits found under Exhibit C.

     "Profit" has the meaning provided in Section 5.01(f) hereof.

     "Property" means any hotel property or other investment in which the Partnership holds an ownership interest.

     "Prospectus" means the final prospectus delivered to purchasers of HHTI's common stock in the Offering.

     "Public Offering Price" shall mean the initial public offering price set forth in the Prospectus.

     "Redeeming Partner" has the meaning provided in Section 8.05(a) hereof.

     "Redemption Amount" means either the Cash Amount or the REIT Shares Amount, as selected by HHTI in its sole discretion pursuant to Section 8.05(c) hereof.

     "Redemption Right" has the meaning provided in Section 8.05(a) hereof.

     "Redemption Shares" are the REIT Shares that may be issued in redemption of Partnership Units under Section 8.05(a) hereof.

     "Regulations" means the Federal Income Tax Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any succeeding provision of the Regulations.

     "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

     "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence of HHTI and any Subsidiaries thereof (which Subsidiaries shall, for purposes of this definition, be included within all references to HHTI in this definition), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of HHTI, (ii) costs and expenses relating to the public offering and registration of securities by HHTI and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offering of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by HHTI under federal, state or local laws or regulations, including filings with the Commission, (iv) costs and expenses associated with compliance by HHTI with laws, rules and regulations promulgated by any regulatory body, including the Commission, and (v) all other operating or administrative costs of HHTI incurred in the ordinary course of its business on behalf of the Partnership.

     "REIT Share" means a common share of HHTI.

     "REIT Shares Amount" shall mean a number of REIT Shares equal to the product of the number of Partnership Common Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor; provided that in the
                                                        -------------
event HHTI issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights") , then the REIT Shares Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive.

     "Securities Act" means the Securities Act of 1933 as amended.

     "Service" means the Internal Revenue Service.

     "Shelf Registration" means a shelf registration statement under Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission pursuant to Section 8.06 hereof.

     "Specified Redemption Date" means the first business day of the month that is at least 10 business days after the receipt by HHTI of the Notice of Redemption.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

     "Subsidiary Partnership" means Solomons Beacon Inn Limited Partnership, a Maryland limited Partnership.

     "Substitute Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof.

     "Surviving General Partner" means the successor or surviving entity of a merger or consolidation of the General Partner with another entity.

     "Transaction" means, with respect to HHTI any merger, consolidation, or other combination with or into another Person or sale of all or substantially all of its assets or any reclassification or any recapitalization or change of outstanding REIT Shares (other than a change in par value or from par value to no par value, or as a result of a subdivision or combination of REIT Shares).

     "Transfer" means collectively any offer, sale, assignment, hypothecation, pledge or transfer, of a Limited Partnership Interest by a Limited Partner, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise.

                                  ARTICLE II

                  PARTNERSHIP CONTINUATION AND IDENTIFICATION

     2.01   Continuation. The Partners hereby agree to continue the Partnership
            ------------
pursuant to the Act and upon the terms and conditions set forth in this Agreement.

     2.02   Name, Office and Registered Agent. The name of the Partnership shall
            ---------------------------------
be Humphrey Hospitality Limited Partnership. The specified office and place of business of the Partnership shall be 12301 Old Columbia Pike, Silver Spring, Maryland 20904 until September 12, 2000 and thereafter shall be 7170 Riverwood Drive, Columbia, Maryland 21045. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's registered agent is Thurston R. Moore, Riverfront Plaza - East Tower, 951 E. Byrd St., Richmond, Virginia 23219. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on him as registered agent.

     2.03   Partners.
            --------

            (a) The General Partner of the Partnership is Humphrey Hospitality REIT Trust, a Maryland real estate investment trust. Its principal place of business shall be the same as that of the Partnership.

            (b) The Limited Partners shall be those Persons identified as Limited Partners in Exhibit A hereto, as amended from time to time. The Limited
                    ---------
Partners (other than the Original Limited Partners) hereby are admitted as Limited Partners.

     2.04   Term and Dissolution.
            --------------------

            (a) The term of the Partnership shall continue in full force and effect until December 31, 2050, except that the Partnership shall be dissolved upon the happening of any of the following events:

                (i) The occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof; provided that if a General Partner is on the date of such occurrence a
-------------
partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

                (ii) The passage of 90 days after the sale or other disposition of all or substantially all the assets of the Partnership; (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full);

                (iii) The redemption of all Limited Partnership Interests (other than any of such interests held by the General Partner); or

                (iv) The election by the General Partner that the Partnership should be dissolved.

            (b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.06 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets to the Partners in kind.

     2.05   Filing of Certificate and Perfection of Limited Partnership. The
            -----------------------------------------------------------
General Partner shall execute, acknowledge, record and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

                                  ARTICLE III

                          BUSINESS OF THE PARTNERSHIP
                          ---------------------------

     The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit HHTI at all times to qualify as a REIT, unless HHTI otherwise ceases to qualify as a REIT,
(ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. HHTI and the General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for the purposes of Section 7704(a) of the Code.

                                  ARTICLE IV

                      CAPITAL CONTRIBUTIONS AND ACCOUNTS

     4.01   Capital Contributions. The General Partner shall contribute to the
            ---------------------
capital of the Partnership cash in an amount set forth opposite its name on Exhibit A, which shall represent the gross proceeds of the Offering. The Limited
---------
Partners shall contribute to the capital of the Partnership cash and interests in one or more of the Initial Hotels as set forth opposite their names on Exhibit A. The Agreed Values of the Limited Partners' ownership interests in the
---------
Initial Hotels that are contributed to the Partnership are as set forth opposite their names on Exhibit A.
               ---------

     4.02    Additional Capital Contributions and Issuances of Additional
             ------------------------------------------------------------
Partnership Interests. Except as provided in this Section 4.02 or in Section
---------------------
4.03, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.02.

            (a) Issuances of Additional Partnership Interests.
                ---------------------------------------------

               (i)  General. The General Partner is hereby authorized to cause
                    -------
the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Upon such issuance of Partnership Units hereunder, the General Partner is hereby authorized to amend Exhibit A (and, if applicable, Exhibit C) attached hereto to reflect such issuance. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Virginia law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no additional
                                    --------  -------
Partnership Interests shall be issued to the General Partner unless either:

               (1)(A) the additional Partnership Interests are issued in connection with an issuance of shares of or other interests in HHTI, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner by the Partnership in accordance with this Section 4.02 and (B) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of HHTI or other interests in HHTI, or

               (2) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

                   (ii)  Upon Issuance of New Securities. After the initial
                         -------------------------------
public offering for HHTI (the "Initial Offering"), HHTI shall not issue any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "New Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities, and (B) HHTI contributes to the General Partner and the General Partner contributes to the Partnership the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities to the Partnership; provided, however, that HHTI is allowed to issue New Securities in connection with an acquisition of property to be held directly by HHTI, but if and only if such direct acquisition and issuance of New Securities have been approved and determined to be in the best interests of HHTI, the General Partner and the Partnership by a majority of the directors of HHTI, which majority includes a majority of the Independent Directors (as defined in the Articles of Incorporation). Without limiting the foregoing, HHTI is expressly authorized to issue New Securities for less than fair market value and to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) HHTI concludes in good faith that such issuance is in the best interests of HHTI, the General Partner and the Partnership (for example, and not by way of limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee stock purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise), and
(y) HHTI contributes to the General Partner and the General Partner contributes to the Partnership all proceeds from such issuance. By way of example, in the event HHTI issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the General Partner for contribution to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by HHTI, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is one hundred percent (100%), and the denominator of which is the Conversion Factor in effect on the date of such contribution.

           (b) Certain Deemed Contributions of Proceeds of Issuance of Shares.
               --------------------------------------------------------------
In connection with any and all issuance of REIT Shares, HHTI shall contribute to the General Partner and the General Partner shall make a Capital Contribution to the Partnership of the proceeds raised in connection with such issuance as required above, provided that if the proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the required issuance of additional Partnership Units to General Partner for such Capital Contribution pursuant to
Section 4.02(a) hereof.

     4.03  General Partner Loans. The General Partner or HHTI may from time to
           ---------------------
time advance funds to the Partnership for any proper Partnership purpose as a loan ("Funding Loan"), provided that any such funds must first be obtained by the General Partner or HHTI from a third party lender, and then all of such funds must be loaned by the General Partner or HHTI to the Partnership on the same terms and conditions, including principal amount, interest rate, repayment schedule and costs and expenses, as shall be applicable with respect to or incurred in connection with such loan with such third party lender. Except for Funding Loans, neither the General Partner nor HHTI shall incur any indebtedness for borrowed funds; provided, however, that upon the affirmative vote of a majority of the directors of HHTI, which majority must include a majority of the Independent Directors, any loan proceeds received by the General Partner or HHTI may be distributed to their respective shareholders or other equity holders if such loan and distribution have been determined by the aforesaid majorities to be necessary to enable HHTI to maintain its status as a REIT under Sections 856-860 of the Code.

     4.04  Capital Accounts. A separate capital account (a "Capital Account")
           ----------------
shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis
                                                               -- -------
Capital Contribution, (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership
-- --------
Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (taking into account
Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously would be allocated among the Partners pursuant to Section 5.01 if there were a taxable disposition of such property for its fair market value (taking into account Section 7701(g) of the Code) on the date of the revaluation.

     4.05  Percentage Interests. If the number of outstanding Partnership Units
           --------------------
increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of outstanding Partnership Units. If the Partners' Percentage Interests are adjusted pursuant to this
Section 4.05, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day when the Partnership's property is revalued by the General Partner and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The General Partner, in its sole discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests.

     4.06  No Interest on Contributions. No Partner shall be entitled to
           ----------------------------
interest on its Capital Contribution.

     4.07  Return of Capital Contributions. No Partner shall be entitled to
           -------------------------------
withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Company, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

     4.08  No Third Party Beneficiary. No creditor or other third party having
           --------------------------
dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

     4.09  Loans from Limited Partners. If a Limited Partner guarantying any
           ---------------------------
debt that is secured by Property is required by the related lender to pay all or part of such debt, the amount paid toward such debt by such Limited Partner shall be deemed a loan to the Partnership secured by the assets of the Partnership only and not those of the General Partner and shall be repaid in full, without interest, by the Partnership prior to it making any distributions of cash pursuant to Sections 5.02 or 5.06.

                                   ARTICLE V

                       PROFITS AND LOSSES; DISTRIBUTIONS

     5.01  Allocation of Profit and Loss.
           -----------------------------

           (a) General. Except as otherwise provided in this Section 5.01,
               -------
Profit and Loss of the Partnership for each fiscal year of the Partnership shall be allocated among the Partners in accordance with their respective Percentage Interests.

           (b) Minimum Gain Chargeback. Notwithstanding any provision to the
               -----------------------
contrary, (i) any expense of the Partnership that is a "non-recourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner non-recourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Non-recourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the non-recourse liabilities of the

Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.

          (c) Qualified Income Offset. If a Limited Partner receives in any
              -----------------------
taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Non-recourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Limited Partner in accordance with this Section 5.01(c), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(c).

          (d) Capital Account Deficits. Loss shall not be allocated to a Limited
              ------------------------
Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner Non-recourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to such Partner in an amount necessary to offset the Loss previously allocated to such Partner under this Section 5.01(d).

          (e) Allocations Between Transferor and Transferee. If a Partner
              ---------------------------------------------
transfers any part or all of its Partnership Interest, and the transferee is admitted as a substitute Partner as provided herein, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the substitute Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the substitute Partner.

          (f) Definition of Profit and Loss. "Profit" and "Loss" and any items
              -----------------------------
of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Section 5.01(b), 5.01(c), 5.01(d), 5.01(g) or 5.01(h). All
allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section

5.01, except as otherwise required by Section 704(c) of the Code and Regulations
Section 1.704-1(b)(4).

          (g)  Preferred Unit Distribution Allocation. Prior to any allocation
               --------------------------------------
set forth in Section 5.01(a) above, holders of Preferred Units shall be allocated gross income in an amount equal to the cash distributed to the holder of the Preferred Units during the year in which such cash distribution is declared and the Partnership Record Date occurs, even though cash may actually be distributed in a subsequent year.

          (h)  Capital Transaction Allocation. All income or gains from Capital
               ------------------------------
Transactions, including Capital Transactions in connection with the liquidation of the Partnership, shall be allocated in the following order and priority:

               (i) First, to the holders of Preferred Units until each such holder's Capital Account balance (before taking into account the distribution of the net proceeds from the Capital Transaction, but after taking into account the allocations pursuant to Sections 5.01(a) through 5.01(g)) equals the priority liquidating distribution of such holder, plus the amount of any accrued but unpaid priority distributions;

               (ii) Second, to the holders of Common Units until each such holder's Capital Account balance (before taking into account the distribution of the net proceeds from the Capital Transaction, but after taking into account the allocations pursuant to Sections 5.01(a) through 5.01(g)) equals the largest priority liquidating distribution per Unit of all Preferred Unit holders;

               (iii) Thereafter, to the Partners, including both Common Unit holders and Preferred Unit holders, on an equal per Unit basis.

     5.02  Distribution of Cash.
           --------------------

           (a) The General Partner shall distribute cash on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) pro rata in accordance with their respective Percentage Interests on the Partnership Record Date; provided, however, with respect to Preferred Units, the terms of cash distributions shall be set forth in Exhibit C describing the terms of such Preferred Units.

           (b) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a dividend with respect to a REIT Share for which all or part of such Partnership Unit has been or will be exchanged. If a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest for the Partnership Record Date following the issuance of such additional Partnership Interests shall be reduced in the proportion that the number of days that such additional Partnership Interest is held by such Partner bears to the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

           (c) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take an action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. If the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to a Partner or its assignee (including by reason of Section 1446 of the Code) and if the amount to be distributed to the Partner (the "Distributable Amount") equals or exceeds the amount required to be withheld by the Partnership (the "Withheld Amount"), the Withheld Amount shall be treated as a distribution of cash to such Partner. If, however, the Distributable Amount is less than the Withheld Amount, no amount shall be distributed to the Partner, the Distributable Amounts shall be treated as a distribution of cash to such Partner, and the excess of the Withheld Amount over the Distributable Amount shall be treated as a loan (a "Partnership Loan") from the Partnership to the Partner on the day the Partnership pays over such excess to a taxing authority. A Partnership Loan may be repaid, at the election of the General Partner in its sole and absolute discretion, either (i) through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee, or (ii) at any time more than twelve (12) months after a Partnership Loan arises, by cancellation of Partnership Units with a value equal to the unpaid balance of the Partnership Loan (including accrued interest). Any amounts treated as a Partnership Loan pursuant to this Section 5.02(c) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall
                                                                        --------
Street Journal (or an equivalent successor publication), or (ii) the maximum
--------------
lawful rate of interest on such obligation, such interest to accrue from the date the Partnership is deemed to extend the loan until such loan is repaid in full.

     5.03  REIT Distribution Requirements. The General Partner shall use its
           ------------------------------
reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the General Partner (i) to meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1) of the Code and (ii) to avoid any federal income or excise tax liability imposed by the Code; provided, however, that the Limited Partners shall receive their pro rata share of all distributions.

     5.04  No Right to Distributions in Kind. No Partner shall be entitled to
           ---------------------------------
demand property other than cash in connection with any distributions by the Partnership.

     5.05  Limitations on Return of Capital Contributions. Notwithstanding any
           ----------------------------------------------
of the provisions of this Article V, no Partner shall have the right to receive and the General Partner shall not have the right to make, a distribution which includes a return of all or part of a Partner's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership's assets.

     5.06  Distributions Upon Liquidation.
           ------------------------------

           (a) Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after all adjustments made in accordance with Sections 5.01 and 5.02, including, without limitation,
Section 5.01(h), resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets. Any distributions pursuant to this Section 5.06 shall be made by the end of the Partnership's taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

           (b) If the General Partner has a negative balance in its Capital Account following a liquidation of the Partnership, as determined after taking into account all Capital Account Adjustments in accordance with Sections 5.01 and 5.02 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets, the General Partner shall contribute to the Partnership an amount of cash equal to the negative balance in its Capital Account and such cash shall be paid or distributed by the Partnership to creditors, if any, and then to the Limited Partners in accordance with Section 5.06(a). Such contribution by the General Partner shall be made by the end of the Partnership's taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation).

     5.07  Substantial Economic Effect. It is the intent of the Partners that
           ---------------------------
the allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to non-recourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

                                  ARTICLE VI

                            RIGHTS, OBLIGATIONS AND
                         POWERS OF THE GENERAL PARTNER

     6.01  Management of the Partnership.
           -----------------------------

           (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

               (i) to acquire, purchase, own, lease and dispose of any real property and any other property or assets that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

               (ii) to construct buildings and make other improvements on the properties owned or leased by the Partnership;

               (iii) to borrow money for or lend money by the Partnership, issue evidences of indebtedness in connection therewith, refinance, guarantee, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any indebtedness or obligation to the Partnership, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

               (iv) to pay, either directly or by reimbursement, for all operating costs and general administrative expenses of the General Partner or the Partnership, to third parties or to the General Partner as set forth in this Agreement;

               (v) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

               (vi) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General
                                          --------  -------
Partner may not, without the consent of all of the Partners, confess a judgment against the Partnership;

               (vii) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

               (viii) to make or revoke any election permitted or required of the Partnership by any taxing authority;

               (ix) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

               (x) to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;

               (xi) to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper;

               (xii) to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

               (xiii) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

               (xiv) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

               (xv) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

               (xvi) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

               (xvii) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose; and

               (xviii) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

          (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

     6.02  Delegation of Authority. The General Partner may delegate any or all
           -----------------------
of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

     6.03  Indemnification and Exculpation of Indemnitees.
           ----------------------------------------------

           (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership.

           (b) The Partnership may reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not yet been met.

           (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

           (d) The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

           (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

           (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

           (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

           (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

           (i) Any amendment, modification or repeal of this Section 6.03 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's or HHTI's liability to the Partnership and the Limited Partners under this Section 6.03 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

     6.04  Liability of the General Partner.
           --------------------------------

           (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith.

           (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the General Partner's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

           (c) Subject to its obligations and duties as General Partner set forth in Section 6.01 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

           (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of HHTI to continue to qualify as a REIT, or (ii) to prevent HHTI from incurring any taxes under
Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

           (e) Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

     6.05  Expenditures by Partnership. The General Partner is hereby authorized
           ---------------------------
to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. All of the aforesaid expenditures (including Administrative Expenses) shall be made on behalf of the Partnership, and the General Partner and HHTI shall be entitled to reimbursement by the Partnership for any expenditure (including Administrative Expenses) incurred by it on behalf of the Partnership which shall be made other than out of the funds of the Partnership. The Partnership shall also assume, and pay when due, all Administrative Expenses.

     6.06  Outside Activities; Redemption/Tender Offer of REIT Shares.
           ----------------------------------------------------------

           (a) Subject to Section 6.09 hereof, the Articles of Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, Affiliate or shareholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

           (b) In the event HHTI redeems any REIT Shares, then the General Partner shall cause the Partnership to purchase from it a number of Partnership Units as determined based on the application of the Conversion Factor on the same terms that HHTI redeemed such REIT Shares. Moreover, if HHTI makes a cash tender offer or other offer to acquire REIT Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner to acquire an equal number of Partnership Units held by the General Partner. In the event any REIT Shares are redeemed by HHTI pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner's Partnership Units for an equivalent purchase price based on the application of the Conversion Factor.

     6.07  Employment or Retention of Affiliates.
           -------------------------------------

           (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor that is fair and reasonable for the services provided.

           (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

           (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.

           (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

     6.08  General Partner Participation. The General Partner and HHTI agree
           -----------------------------
that all business activities of the General Partner and HHTI, including activities pertaining to the acquisition, development and/or ownership of hotels or other property, shall be conducted through the Partnership; provided, however, that the General Partner and HHTI are each allowed to make a direct acquisition, but if and only if, such acquisition is made in connection with the issuance of New Securities, which direct acquisition and issuance have been approved and determined to be in the best interests of the General Partner and HHTI and the Partnership by a majority of the Independent Directors. The General Partner and HHTI also agree that all borrowings shall constitute Funding Loans, subject to the exception set forth in Section 4.03 hereof.

                                  ARTICLE VII

                          CHANGES IN GENERAL PARTNER

     7.01  Transfer of the General Partner's Partnership Interest.
           ------------------------------------------------------

           (a) The General Partner may not transfer any of its General Partnership Interest or Limited Partnership Interests or withdraw as General Partner or HHTI may not transfer its interest in the General Partner or withdraw from the General Partner except as provided in Section 7.01(c) or in connection with a transaction described in Section 7.01(d).

           (b) The General Partner agrees that it will at all times own at least a 20% Percentage Interest in the form of a General Partner Interest.

           (c) Except as otherwise provided in Section 6.06(b) or Section 7.01(d) hereof, the General Partner and HHTI shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, or any reclassification, or any recapitalization or change of outstanding REIT Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination of REIT Shares) (a "Transaction"), unless (i) the Transaction also includes a merger of the Partnership or sale of substantially all of the assets of the Partnership as a result of which all Limited Partners will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share, provided that if, in connection with the
                                 -------------
Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it
(A) exercised its Redemption Right and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer.

           (d) Notwithstanding Section 7.01(c), HHTI may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Surviving Entity"), other than Partnership Units held by the General Partner or HHTI's interest in the General Partner, respectively, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Surviving Entity in good faith and (ii) the Surviving Entity expressly agrees to assume all obligations of HHTI hereunder. Upon such contribution and assumption, the Surviving Entity shall have the right and duty to amend this Agreement as set forth in this Section 7.01(d). The Surviving Entity shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and to which a holder of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Surviving Entity also shall in good faith modify the definition of REIT Shares and make such amendments to Section 8.05 hereof so as to approximate the existing rights and obligations set forth in Section 8.05 as closely as reasonably possible. The above provisions of this Section 7.01(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

           (e) Notwithstanding Section 4.02(a)(ii), Section 6.08, and Section 7.01(c) and (d), the Partners acknowledge and agree that the ownership interests in E&P REIT Trust and E&P Financing Limited Partnership acquired in the Merger with Supertel Hospitality, Inc. shall be held directly by HHTI and shall not be contributed to the Partnership.

     7.02  Admission of a Substitute or Successor General Partner. A Person
           ------------------------------------------------------
shall be admitted as a substitute or successor General Partner of the Partnership only if the following terms and conditions are satisfied:

           (a) a majority-in-interest of the Limited Partners (other than the General Partner) shall have consented in writing to the admission of the substitute or successor General Partner, which consent may be withheld in the sole discretion of such Limited Partners;

           (b) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 hereof in connection with such admission shall have been performed;

           (c) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

           (d) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.

     7.03  Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General
           -------------------------------------------------------------------
Partner.
-------

           (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof.

           (b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to reconstitute the Partnership and continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by unanimous consent of the Limited Partners. If the Limited Partners elect to reconstitute the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

     7.04  Removal of a General Partner.
           ----------------------------

           (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners.

           (b) if a General Partner has been removed pursuant to this Section
7.04 and the Partnership is continued pursuant to Section 7.03 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the partnership (i) to the substitute General Partner approved by a majority-in-interest of the Limited Partners (excluding the General Partner) in accordance with Section 7.03(b) hereof and otherwise admitted to the Partnership in accordance with Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority-in-interest of the Limited Partners (excluding the General Partner) within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the General Partner and a majority-in-interest of the Limited Partners (excluding the General Partner) each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the General Partner's General Partnership Interest shall be the average of the two appraisals; provided however, that if the higher appraisal exceeds the
                -------- -------
lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the General Partner's General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

           (c) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b), shall be converted to that of a special Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items which it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(b).

           (d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.

                                 ARTICLE VIII

                            RIGHTS AND OBLIGATIONS
                            OF THE LIMITED PARTNERS

     8.01  Management of the Partnership. The Limited Partners shall not
           -----------------------------
participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

     8.02  Power of Attorney. Each Limited Partner hereby irrevocably appoints
           -----------------
the General Partner his true and lawful attorney-in-fact, who may act for each Limited Partner and in his name, place and stead, and for his use and benefit, to sign, acknowledge, swear to, deliver, file and record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of his Interest in the Partnership. This power of attorney shall be limited to documents, certificates and instruments the contents of which shall have no adverse economic impact on the Limited Partners.

     8.03  Limitation on Liability of Limited Partners. No Limited Partner shall
           -------------------------------------------
be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of his Capital Contribution, if any, as and when due hereunder. After his Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contribution or other payments or lend any funds to the Partnership.

     8.04  Ownership by Limited Partner of Corporate General Partner or
           ------------------------------------------------------------
Affiliate.  No Limited Partner shall at any time, either directly or indirectly,
---------
own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section.

     8.05  Redemption Right.
           ----------------

           (a) Subject to Sections 8.05(b), 8.05(c) and 8.05(e), and the provisions of any agreement between the Partnership and any Limited Partner with respect to Common Units held by such Limited Partner, each Limited Partner shall have the right (the "Redemption Right"), on or after the first anniversary of the issuance by the Partnership of any Common Units (the "Redemption Date"), to require the Partnership to redeem on a Specified Redemption Date all or a portion of the applicable Common Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner and
HHTI) by the Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"); provided, however, that the Partnership shall not be
                      --------  -------
obligated to satisfy such Redemption Right if the General Partner or HHTI elects to purchase the Common Units described in the Notice of Redemption pursuant to
Section 8.05(b). A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Common Units or, if such Limited Partner holds less than one thousand (1,000) Common Units, all of the Common Units held by such Partner.

           (b) Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Common Units described in the Notice of Redemption to the General Partner and HHTI, and the General Partner or HHTI may, in its sole and absolute discretion, assume directly and satisfy a Redemption Right within the maximum limits provided in Section 8.05(c) and minimum limits provided in Section 8.05(a) by paying to the Redeeming Partner the Redemption Amount on the Specified Redemption Date, whereupon the General Partner or HHTI, as applicable, shall acquire the Common Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Common Units. If the General Partner or HHTI shall elect to exercise its right to purchase Common Units under this Section 8.05(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five (5) business days after the receipt by the General Partner and HHTI of such Notice of Redemption. Such notice shall indicate whether the General Partner or HHTI will pay the Cash Amount or the REIT Shares Amount, which determination shall be made by the General Partner or HHTI in its sole discretion. Unless the General Partner or HHTI (in its sole and absolute discretion) shall exercise its right to purchase Common Units from the Redeeming Partner pursuant to this Section 8.05(b), the General Partner and HHTI shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the General Partner or HHTI shall exercise its right to satisfy the Redemption Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner or HHTI, as applicable, shall treat the transaction between the General Partner or HHTI, as applicable, and the Redeeming Partner as a sale of the Redeeming Partner's Common Units to the General Partner or HHTI, as applicable, for federal income tax purposes. Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right.

          (c) Notwithstanding Sections 8.05(a) and 8.05(b), except as provided in Section 8.05(e), a Limited Partner shall not be entitled to exercise the Redemption Right if the delivery of REIT Shares to such Partner on the Specified Redemption Date by the General Partner or HHTI pursuant to Section 8.05(b) (regardless of whether or not the General Partner or HHTI would in fact exercise its rights under Section 8.05(b)) would (i) result in such Partner or any other person owning, directly or indirectly, REIT Shares in excess of the "Ownership Limit," as defined in the Articles of Incorporation and calculated in accordance therewith, except as provided in the Articles of Incorporation, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), except as provided in the Articles of Incorporation, (iii) result in HHTI being "closely held" within the meaning of
Section 856(h) of the Code, (iv) cause the General Partner or HHTI to own, directly or constructively, 10% or more of the ownership interests in a tenant of the General Partner's, HHTI's, the Partnership's or the Subsidiary Partnership's real property, within the meaning of Section 856(d)(2)(B) of the Code, or (v) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act of 1933, as amended. The General Partner or HHTI, in its sole and absolute discretion, may waive the restriction on redemption set forth in this Section 8.05(c); provided, however, that in the event such restriction is waived, the Redeeming Partner shall be paid the Cash Amount. Any Cash Amount to be paid to a redeeming Limited Partner pursuant to Section 8.05(a) or this Section 8.05(c) shall be paid within sixty (60) days after the initial date of receipt by the Partnership, the General Partner and HHTI of the Notice of

Redemption relating to the Common Units to be redeemed; provided, however, that
                                                        --------  -------
such sixty (60) day period may be extended for up to an additional one hundred eighty (180) day period to the extent required for the Partnership, the General Partner and HHTI to obtain financing for the payment of the Cash Amount. Notwithstanding the foregoing, the General Partner, HHTI and the Partnership agree to use their best efforts to cause the closing of the acquisition of redeemed Common Units hereunder to occur as quickly as reasonably possible.

          (d) Each certificate, if any, evidencing REIT Shares that may be issued in redemption of Common Units under this Section 8.05 (the "Redemption Shares") shall bear a restrictive legend in substantially the following form:

           "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law. No transfer of the Shares represented by this certificate shall be valid or effective unless (A) such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or (B) the holder of the securities proposed to be transferred shall have delivered to the company either a no-action letter from the Securities and Exchange Commission or an opinion of counsel (who may be an employee of such holder) experienced in securities matters to the effect that such proposed transfer is exempt from the registration requirements of the Act which opinion shall be reasonably satisfactory to the Company."

           (e) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights as and if deemed necessary to ensure that the partnership does not constitute a "publicly traded partnership" under Section 7704 of the Code.

           (f) Notwithstanding any other provisions of this Agreement, the terms of any separate written agreement between the Partnership and a Partner pertaining to redemption rights shall supersede the terms of this Section 8.05.

     8.06  Registration.
           ------------

           (a) Shelf Registration. Within two weeks of any Specified Redemption
               ------------------
Date, HHTI agrees to file with the Commission a shelf registration statement under Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission (the "Shelf Registration"), with respect to the issuance and/or the resale of all of the Redemption Shares that are issuable with respect to a redemption for the REIT Shares Amount of the Common Units which become redeemable on such date. HHTI will use its commercially reasonable best efforts to have the Shelf Registration declared effective under the Securities Act as soon as practicable after such filing and to keep the Shelf Registration continuously effective until the earlier of (i) the date when all of the Redemption Shares registered thereby are sold, or (ii) the date on which all of the holders of Redemption Shares registered thereunder may sell such Redemption Shares without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act or any other applicable provision of the Securities Act. HHTI further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by HHTI or by the Securities Act or rules and regulations thereunder for the Shelf Registration. Notwithstanding the foregoing, if for any reason the effectiveness of the Shelf Registration is delayed or suspended or ceases to be available for sales of Redemption Shares thereunder, the Shelf Registration period shall be extended by the aggregate number of days of such delays, suspension or unavailability.

          (b) Registration and Qualification Procedures. HHTI is required by the
              -----------------------------------------
provisions of Section 8.06(a) hereof to use its commercially reasonable best efforts to have a Shelf Registration relating to the Redemption Shares declared effective under the Securities Act as soon as practicable after the filing of such Shelf Registration. Accordingly, HHTI, as soon as practical after the filing of such Shelf Registration, shall with respect to the Redemption Shares first eligible for redemption on such date:

                 (i) prepare and file with the Commission a registration statement, including amendments thereof and supplements relating thereto, with respect to such Redemption Shares;

                 (ii) use its commercially reasonable best efforts to cause the registration statement to be declared effective by the Commission;

                 (iii) use its commercially reasonable best efforts to keep the registration statement effective and the related prospectus current throughout the Shelf Registration period; provided, however, that HHTI shall have no obligation to file any amendment or supplement at its own expense or the Partnership's expense more than ninety (90) days after the effective date of the registration statement;

                 (iv) furnish to each holder of such Redemption Shares such numbers of copies of prospectuses, and supplements or amendments thereto, and such other documents as such holder reasonably requests;

                 (v) register or qualify such Redemption Shares covered by the registration statement under the securities or blue sky laws of such jurisdictions within the United States, if required, as any holder of the such Redemption Shares shall reasonably request, and do such other reasonable acts and things as may be required of it to enable such holders to consummate the sale or other disposition in such jurisdictions of such Redemption Shares; provided, however, that HHTI shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service or process in any jurisdictions in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities; and

                 (vi) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its shareholders as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the Shelf Registration, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the Shelf Registration, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (c) Allocation of Expenses. The Partnership shall pay all expenses in
              ----------------------
connection with the Shelf Registration, including without limitation (i) all expenses incident to filing with the National Association of Securities Dealers, Inc., (ii) registration fees, (iii) printing expenses, (iv) accounting and legal fees and expenses, except to the extent holders of Redemption Shares elect to engage accountants or attorneys in addition to the accountants and attorneys engaged by HHTI, (v) accounting expenses incident to or required by any such registration or qualification and (vi) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, the Partnership shall not be liable for (A) any discounts or commissions to any underwriter or broker attributable to the sale of Redemption Shares, or (B) any fees or expenses incurred by holders of Redemption Shares in connection with such registration which, according to the written instructions of any regulatory authority, the Partnership is not permitted to pay.

          (d)  Indemnification.
               ---------------

                 (i) In connection with the Shelf Registration, HHTI and the Partnership agree to indemnify each holder of Redemption Shares within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in the Shelf Registration, preliminary prospectus or prospectus (as amended or supplemented if HHTI shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement, alleged untrue statement, omission or alleged omission based upon information furnished to HHTI by or on behalf of the holder of Redemption Shares expressly for use therein. HHTI and each officer, director and controlling person of HHTI shall be indemnified by each holder of Redemption Shares covered by the Shelf Registration for all such losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any such untrue, or alleged untrue, statement or any such omission, or alleged omission, based upon information furnished to HHTI expressly for use therein by or on behalf of the holder.

                 (ii) Promptly upon receipt by a party indemnified under this
Section 8.06(d) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 8.06(d), such indemnified party shall notify HHTI in writing of the commencement of such action, but the failure to so notify HHTI shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Section 8.06(d) unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to HHTI as above provided, HHTI shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) HHTI or the Partnership agrees to pay the same, (ii) HHTI fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) have been advised by counsel selected by HHTI that representation of such indemnified party and HHTI by the same counsel would be inappropriate under applicable standards of professional conduct (in which case HHTI shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

          (e)  Contribution.
               ------------

                 (i) If for any reason the indemnification provisions contemplated by Section 8.06(d) are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the party that would otherwise be required to provide indemnification or the indemnifying party (in either case, for purposes of this Section 8.06(e), the "Indemnifying Party") in respect of such losses, claims, damages or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this Section 8.06(e), the "Indemnified Party") as a result of such losses, claims, damages, liabilities or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party. In no event shall any holder of Redemption Shares covered by the Shelf Registration be required to contribute an amount greater than the dollar amount of the proceeds received by such holder from the sale of Redemption Shares pursuant to the sale of Redemption Shares giving rise to the liability.

                 (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.06(e) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                 (iii) The contribution provided for in this Section 8.06(e) shall survive the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party.

           (f) Listing on Securities Exchange. If HHTI shall list or maintain
               ------------------------------
the listing of any shares of Common Stock on any securities exchange or national market system, it will at its expense list thereon, maintain and, when necessary, increase such listing to include the Redemption Shares.

           (g) Notwithstanding any other provisions of this Agreement, the terms of any separate written agreement between the Partnership and a Partner pertaining to shelf registration or other registration rights shall supersede the terms of this Section 8.06.

     8.07  Outside Activities of Limited Partners.  Except as otherwise provided
           --------------------------------------
in this Agreement or as otherwise agreed to by the Partners, any Limited Partner or its Affiliate may engage in or possess an interest in other business ventures of every nature and description, independently or with others, including, but not limited to, enterprises engaged in the same business as the Partnership, and neither the Partnership nor the other Partners shall have any right by virtue of this Agreement in or to such independent ventures or to the income or profits derived therefrom.

                                  ARTICLE IX

                      TRANSFERS OF PARTNERSHIP INTERESTS

     9.01  Purchase for Investment.
           -----------------------

           (a) Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

           (b) Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) above and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

     9.02  Restrictions on Transfer of Limited Partnership Interests.
           ---------------------------------------------------------

           (a) Except as otherwise provided in Section 9.02(d) hereof, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer his Limited Partnership Interest, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer") without the written consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. The General Partner may require, as a condition of any Transfer, that the transferor assume all costs incurred by the Partnership in connection therewith.

           (b) No Limited Partner may effect a Transfer of his Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or "Blue Sky" law (including investment suitability standards).

           (c) No transfer by a Limited Partner of his Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), or (ii) such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of
Section 7704 of the Code.

           (d) Section 9.02(a) shall not apply to the following transactions, except that the General Partner may require that the transferor assume all costs incurred by the Partnership in connection therewith:

               (i) any Transfer by a Limited Partner pursuant to the exercise of its Redemption Right under Section 8.05 hereof or any separate written agreement between the Partnership and a Partner relating to a redemption right;

               (ii) any Transfer by a Limited Partner that is a corporation or other business entity to any of its Affiliates or subsidiaries or to any successor in interest of such Limited Partner; or

               (iii) any donative Transfer by an individual Limited Partner to his immediate family members or any trust in which the individual or his immediate family members own, collectively, 100% of the beneficial interests. For purposes of this Section 9.02(d)(iii), the term "immediate family member" shall be deemed to include only an individual Limited Partner's spouse children and grandchildren.

           (e) Any Transfer in contravention of any of the provisions of this
Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

     9.03  Admission of Substitute Limited Partner.
           ---------------------------------------

           (a) Subject to the other provisions of this Article IX, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership

Interest) shall be deemed admitted as a Limited Partner of the Partnership only upon the satisfactory completion of the following:

               (i) The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revise Exhibit A, and such other documents or
                                      ---------
instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

               (ii) To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

               (iii) The assignee shall have delivered a letter containing the representation set forth in Section 9.01(a) hereof and the agreement set forth in Section 9.01(b) hereof.

               (iv) If the assignee is a corporation, partnership, limited liability company or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.

               (v) The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02 hereof.

               (vi) The assignee shall have paid all reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with his substitution as a Limited Partner.

               (vii) The assignee has obtained the prior written consent of General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of General Partner's sole and absolute discretion.

          (b) For the purpose of allocating profits and losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.03(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

          (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

     9.04  Rights of Assignees of Partnership Interests.
           --------------------------------------------

           (a) Subject to the provisions of Section 9.01 and 9.02 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of his Partnership Interest until the Partnership has received notice thereof.

           (b) Any Person who is the assignee of all or any portion of a Limited Partner's Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all of the provisions to this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Limited Partnership Interest.

     9.05  Effect of Bankruptcy, Death, Incompetence or Termination of a Limited
           ---------------------------------------------------------------------
Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the
-------
death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

     9.06  Joint Ownership of Interests. A Partnership Interest may be acquired
           ----------------------------
by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

                                   ARTICLE X

                  BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS
                  ------------------------------------------

     10.01  Books and Records.  At all times during the continuance of the
            -----------------
Partnership the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership's federal, state and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or his duly authorized representative, upon paying the cost of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

     10.02  Custody of Partnership Funds; Bank Accounts.
            -------------------------------------------

            (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

            (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).

     10.03  Fiscal and Taxable Year.  The fiscal and taxable year of the
            -----------------------
Partnership shall be the calendar year.

     10.04  Annual Tax Information and Report.  Within 75 days after the end of
            ---------------------------------
each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law.

     10.05  Tax Matters Partner; Tax Elections; Special Basis Adjustments.
            -------------------------------------------------------------

            (a) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner subject to Section 5.01(f) of this Agreement. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

            (b) All elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in its sole discretion.

            (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article IV of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

     10.06  Reports to Limited Partners.
            ---------------------------

            (a) The books of the Partnership shall be audited annually as of the end of each fiscal year of the Partnership by accountants selected by the General Partner, who shall be the same accountants responsible for the examination of the General Partner's books. The General Partner shall determine and prepare an annual balance sheet, a statement of partners' capital as of the end of such year, as well as statements of cash flow and income, all in accordance with generally accepted accounting principles and accompanied by an independent auditor's report (collectively, the "Financial Statements"), together with all supplementary schedules and information prepared by the accountants related thereto. As a note to such Financial Statements, the General Partner shall prepare a schedule of all loans to the Partnership. Such schedule shall demonstrate that loans have been made, used, carried on the books of the Partnership (and repaid, if applicable) in accordance with the provisions of this Agreement. Within 90 days after the end of each fiscal year, the General Partner shall transmit the Financial Statements to the Limited Partners. The General Partner also shall prepare quarterly unreviewed Financial Statements and shall transmit such statements to the Limited Partners within 45 days of the end of each fiscal quarter of the Partnership.

            (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.

                                  ARTICLE XI

                    AMENDMENT OF AGREEMENT; MERGER; NOTICE
                    --------------------------------------


          11.01  Amendment of Agreement; Merger.  The General Partner's consent
                 ------------------------------
shall be required for any amendment to the Agreement or any merger, consolidation or combination of the Partnership. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect or cause the Partnership to merge, consolidate or combine with or into any other partnership, limited partnership, limited liability company or corporation as contemplated in Section 7.01(c) or (d) hereof; provided, however, that:
                                               --------  -------

                 A. the following amendments and any other such merger, consolidation or combination of the Partnership (a "Merger") shall require the consent of Limited Partners (other than HHTI or any Subsidiary of the HHTI) holding more than 50% of the Percentage Interests of the Limited Partners (other than HHTI or any Subsidiary of HHTI):

                    (i) any amendment affecting the operation of the Conversion Factor or the Redemption Right (except as provided in Section 7.01(c)) in a manner adverse to the Limited Partners;

                    (ii) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02;

                    (iii) any amendment that would alter the Partnership's allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02; or

                    (iv)   any amendment to this Article XI.

                 B. The consent of each Limited Partner shall be required for any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership.

          11.02  Notice to Limited Partners. The General Partner shall notify
                 --------------------------
the Limited Partners of the substance of any amendment or Merger requiring the consent of the Limited Partners pursuant to Section 11.01 at least twenty (20) days prior to the effective date of such amendment or Merger.

                                  ARTICLE XII

                              GENERAL PROVISIONS
                              ------------------

          12.01  Notices.  All communications required or permitted under this
                 -------
Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may
         ---------
specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

          12.02  Survival of Rights.  Subject to the provisions hereof limiting
                 ------------------
transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

          12.03  Additional Documents.  Each Partner agrees to perform all
                 --------------------
further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

          12.04  Severability.  If any provision of this Agreement shall be
                 ------------
declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

          12.05  Entire Agreement.  This Agreement and exhibits attached hereto
                 ----------------
constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

          12.06  Pronouns and Plurals.  When the context in which words are used
                 --------------------
in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

          12.07  Headings.  The Article headings or sections in this Agreement
                 --------
are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

          12.08  Counterparts.  This Agreement may be executed in several
                 ------------
counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

          12.09  Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the Commonwealth of Virginia.

          IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Third Amended and Restated Agreement of Limited Partnership, all as of the ____ day of __________, 2000.

WITNESS:                           GENERAL PARTNER:
                                   ---------------

                                   HUMPHREY HOSPITALITY REIT TRUST,
                                   a Maryland real estate investment trust


_____________________________      By:_____________________________________
                                      James I. Humphrey, Jr.
                                      President


                                   LIMITED PARTNERS:
                                   ----------------


_____________________________      ________________________________________
                                   James I. Humphrey, Jr.


                                   HUMPHREY ASSOCIATES, INC.


_____________________________      By:_____________________________________
                                      James I. Humphrey, Jr.
                                      President


                                   HUMPHREY DEVELOPMENT, INC.


_____________________________      By:_____________________________________
                                      James I. Humphrey, Jr.,
                                      President



_____________________________      ________________________________________
                                   Bethany H. Hooper

_____________________________      ________________________________________
                                   Randy P. Smith


_____________________________      ________________________________________
                                   Timothy P. Barila


_____________________________      ________________________________________
                                   David C. Sullivan


_____________________________      ________________________________________
                                   Brad Martin


_____________________________      ________________________________________
                                   Phillip H. McNeill, Sr.


                                   HUMPHREY HOSPITALITY MANAGEMENT, INC.


_____________________________      By:_____________________________________
                                      Name:________________________________
                                      Title:_______________________________

                                SPECIAL CONSENT
                                ---------------


          Humphrey Hospitality Trust, Inc. hereby executes this Special Consent for the purpose of acknowledging and agreeing to its rights and obligations as set forth in the Third Amended and Restated Agreement of Limited Partnership of Humphrey Hospitality Limited Partnership.


WITNESS/ATTEST:                         HUMPHREY HOSPITALITY TRUST, INC.,
                                        a Virginia corporation


_____________________________           By:___________________________________
                                           _____________________________
                                           As its:______________________

                                   EXHIBIT A
                               October ___, 2000
                            HUMPHREY HOSPITALITY LP
                            -----------------------

              Partner                    Partnership         Cash        Value of non-    Percentage
              -------                    -----------         ----        -------------    ----------
                                            Units        Contribution    cash capital      Interest
                                            -----        ------------    ------------      --------
                                                                         contribution
                                                                         ------------
Humphrey Hospitality REIT Trust              8,273,866     $35,311,429     $25,722,799          86.851%
7170 Riverwood Drive
Columbia, MD 21046

Limited Partners:

Common Units:

James I. Humphrey                              703,179                     $ 4,754,817           7.381%
7170 Riverwood Drive
Columbia, MD 21046

Bethany Hooper                                  10,479                     $   107,404           0.110%
7170 Riverwood Drive
Columbia, MD 21046

Randy Smith                                     22,332                     $   230,003           0.234%
7170 Riverwood Drive
Columbia, MD 21046

Timothy P. Barila                                4,434                     $    45,000           0.047%
7170 Riverwood Drive
Columbia, MD 21046

Humphrey Development, Inc.                         340                     $     3,698           0.004%
7170 Riverwood Drive
Columbia, MD 21046

Humphrey Associates, Inc                         5,279                     $    31,628           0.055%
7170 Riverwood Drive
Columbia, MD 21046

Phillip H. McNeill, Sr.                         33,843                     $   332,928           0.355%
7700 Wolf River Blvd.
Germantown, TN 38138

Brad Martin                                     61,130                     $   601,368           0.642%
RBM Ventures
5810 Shelby Oaks Drive
Memphis, TN 38134

David C. Sullivan                               27,288                     $   268,440           0.286%
ResortQuest International
530 Oak Court Drive
Suite Memphis, TN 38117

                            Exhibit A - Page 1 of 3

              Partner                    Partnership         Cash        Value of non-    Percentage
              -------                    -----------         ----        -------------    ----------
                                            Units        Contribution    cash capital      Interest
                                            -----        ------------    ------------      --------
                                                                         contribution
                                                                         ------------
Humphrey Hospitality Management, Inc.            7,938                     $    65,000           0.083%
7170 Riverwood Drive
Columbia, MD 21046

Class A Preferred Units:

Kewanee Properties, Inc. (Sub S-Corp.)         101,670                     $ 1,016,700           1.067%
c/o Randle R. Fiddelke
112 East Fayette Street
Manchester, IA 52057

Randle R. Fiddelke                              17,824                     $   178,240           0.187%
c/o RayBach Management, Inc.
112 E. Fayette Street
Manchester, Iowa 52057

Joe H. Breitbach                                35,254                     $   352,540           0.370%
#2 Woodring Estates
1000 - 6/th/ Street NW
Waverly, IA 50677

John P. Slattery                                17,824                     $   178,240           0.187%
484 4/th/ Street
Winthrop, IA 50682

Slattery Investments, Inc.                      21,787                     $   217,870           0.229%
c/o John P. Slattery
484 4/th/ Street
Winthrop, IA 50682

Adele E. Bowden                                  5,712                     $    57,120           0.060%
626 Elm Street
Webster City, IA 50703

Ida M. Breitbach                                 5,712                     $    57,120           0.060%
330 Prospect Avenue
Waterloo, IA 50703

Clarence Gansemer                                5,712                     $    57,120           0.060%
15201 Circle Ridge Road
Sherrill, IA 52073-9601

DeWayne R. Mingus                                5,712                     $    57,120           0.060%
27352 180/th/ Street
Clarksville, IA 50619

Marilu H. Wohlers Revocable Trust                5,712                     $    57,120           0.060%
111 Oliver Street
Charles City, IA 50616

                            Exhibit A - Page 2 of 3

              Partner                    Partnership         Cash        Value of non-    Percentage
              -------                    -----------         ----        -------------    ----------
                                            Units        Contribution    cash capital      Interest
                                            -----        ------------    ------------      --------
                                                                         contribution
                                                                         ------------
Toy Town, Inc. (Sub S-Corp.)                    78,143                     $   781,430           0.820%
c/o David R. Dudley
916 Tanglewood Drive
Manchester, IA 52057

Anamosa Properties, Inc. (Sub S-Corp.)          71,015                     $   710,150           0.745%
c/o John P. Slattery
484 4/th/ Street
Winthrop, IA 50682

Julie A. Breitbach                               4,357                     $    43,570           0.046%
#2 Woodring Estates
1000 - 6/th/ Street, NW
Waverly, IA 50677
                                        --------------------------------------------------------------


                           Total units       9,526,542     $35,311,429     $35,927,425          100.00%
                                        --------------------------------------------------------------

                            Exhibit A - Page 3 of 3

                                   EXHIBIT B

                    NOTICE OF EXERCISE OF REDEMPTION RIGHT
                    --------------------------------------


     In accordance with Section ____ of the Third Amended and Restated Agreement of Limited Partnership of Humphrey Hospitality Limited Partnership (the "Agreement"), the undersigned hereby irrevocably (i) presents for redemption _____ Partnership Units in Humphrey Hospitality Limited Partnership in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.05 thereof, and surrenders such Limited Partnership Units and all right, title and interest therein, and directs that the Cash Amount or REIT Shares (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.


Dated:  ______________________


                                   Name of Limited Partner:


                                   _________________________________
                                   (Signature of Limited Partner)

                                   _________________________________
                                   (Mailing Address)

                                   _________________________________
                                   (City)      (State)    (Zip Code)


                                   Signature Guaranteed by:


                                   _________________________________

If REIT Shares are to be issued, issue to:

Please insert Social Security or identifying number:

Name:

                                  EXHIBIT C-1

                      CLASS A PREFERRED UNITS (FIDDELKE)
                      ----------------------------------


     THIS AGREEMENT, executed on _____________, 2000, by and between HUMPHREY HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership, (the "Partnership") and the undersigned holders of Class A Preferred Units (the "Class A Unit Holders").

                                   RECITALS

     WHEREAS, pursuant to the Partnership's Third Amended and Restated Agreement of Limited Partnership, dated ______________, 2000, as amended from time to time (the "Partnership Agreement"), the Partnership has authority to issue Preferred Units to Limited Partners subject to the terms and conditions set forth herein (the "Class A Preferred Units").

     WHEREAS, the Class A Unit Holders desire to become Limited Partners in the Partnership subject to the economic terms set forth below and the terms of the Partnership Agreement.

     NOW THEREFORE, in consideration of the foregoing, of the mutual premises contained herein and in the Partnership Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. All terms not defined herein shall be as defined in the Partnership Agreement. Except for the terms set forth herein or referred to herein, the Class A Unit Holders shall be Limited Partners, subject to all the terms and conditions of the Partnership Agreement. By executing this Agreement, the Class A Unit Holders hereby execute the Partnership Agreement.

     2. Notwithstanding any provisions set forth herein, the General Partner shall have the authority to issue additional classes of Preferred Units and Common Units, the terms of which are subject to the sole discretion of the General Partner, so long as such Preferred Units do not provide liquidation or distribution preferences superior in class to the Class A Preferred Units.

     3.   The Partnership shall notify the Class A Unit Holders within fifteen
(15) days of the issuance of any other class of Preferred Units.

     4. Each Class A Unit Holder shall receive an annual distribution out of available cash pursuant to and payable under Section 5.02 of the Partnership Agreement in the amount of $1.10 per Class A Preferred Unit per year payable monthly in arrears. This distribution shall have priority over distributions to holders of Common Units. Upon liquidation, the Class A Unit Holders shall receive, under the terms of Section 5.06 of the Partnership Agreement, distributions based on their positive Capital Account balances. Class A Unit Holders shall have no liquidation preference.

                            Exhibit C-1 Page 1 of 4

     5. All preferences in cash distributions among classes of Preferred Unit holders shall be pro rata among all classes of Preferred Unit holders based on the gross preferred distribution to each class, and within a particular class, distributions shall be pro rata based on each Preferred Unit holder's number of Preferred Units.

     6. The provisions of this Agreement shall be null and void with regard to periodic cash distributions of record date, or liquidation distributions derived from events, subsequent to the redemption of Class A Preferred Units.

     7.   All notice requirements hereunder shall be performed pursuant to
Section 12.01 of the Partnership Agreement.

     8. Exhibit A of the Partnership Agreement shall be revised to include the Class A Unit Holders as set forth in Exhibit I hereto.

     9. Exhibit II hereto shall set forth all of the Class A Unit Holders, which property relates to which Class A Unit Holder, and the date each property closed.

     10. This Agreement may be executed in several counterparts, each of which shall be deemed an original copy, and all of which together shall constitute one in the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

     11. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

WITNESS:                           HUMPHREY HOSPITALITY
                                   LIMITED PARTNERSHIP,
                                   a Virginia limited partnership

                                   By:  Humphrey Hospitality REIT Trust,
                                        a Maryland real estate investment trust


__________________________              By:_____________________________________
                                           James I. Humphrey, Jr.,
                                           President

                            Exhibit C-1 Page 2 of 4

                                        LIMITED PARTNERS - CLASS A
                                        UNIT HOLDERS:


                                        KEWANEE PROPERTIES, INC.

_________________________________       BY:______________________________
                                           Name:_________________________
                                           Title:________________________


_________________________________       _________________________________
                                        Randy R. Fiddelke


_________________________________       _________________________________
                                        Joe H. Breitbach


_________________________________       _________________________________
                                        John P. Slattery


                                        SLATTERY INVESTMENTS, INC.


_________________________________       BY:______________________________
                                           Name:_________________________
                                           Title:________________________


_________________________________       _________________________________
                                        Adele E. Bowden


_________________________________       _________________________________
                                        Ida M. Breitbach

                            Exhibit C-1 Page 3 of 4

_________________________________       _________________________________
                                        Clarence Gansemer


_________________________________       _________________________________
                                        DeWayne R. Mingus


                                        MARILU H. WOHLERS REVOCABLE TRUST


_________________________________       BY:______________________________
                                           Name:_________________________
                                           Title:________________________


                                        TOY TOWN, INC.


_________________________________       BY:______________________________
                                           Name:_________________________
                                           Title:________________________


                                        ANAMOSA PROPERTIES, INC.


_________________________________       BY:______________________________
                                           Name:_________________________
                                           Title:________________________



_________________________________       _________________________________
                                        Julie A. Breitbach

                            Exhibit C-1 Page 4 of 4

                                   EXHIBIT I
                                to Exhibit C-1
                                    to the
          Third Amended and Restated Agreement of Limited Partnership
                  of Humphrey Hospitality Limited Partnership
                      Class A Preferred Units (Fiddelke)


          Class A                       Cash         Agreed Value of        Number of         Percentage
        Unit Holder                 Contribution         Non-Cash            Class A          Interest in
      Name and Address              ------------       Contribution      Preferred Units      Partnership
      ----------------                                 ------------      ---------------      -----------
Kewanee Properties, Inc.                                    $1,016,700             101,670           1.067%
c/o Randle R. Fiddelke
112 E. Fayette Street
Manchester, Iowa 52057

Randle R. Fiddelke                                             178,240              17,824           0.187%
c/o RayBach Management, Inc
112 E. Fayette Street
Manchester, Iowa 52057

Joe H. Breitbach                                               352,540              35,254           0.370%
#2 Woodring Estates
1000 - 6/th/ Street, N.W.
Waverly, IA  50677

John P. Slattery                                               178,240              17,824           0.187%
484 4/th/ Street
Winthrop, IA  50682

Slattery Investments, Inc.                                     214,870              21,487           0.226%
c/o John P. Slattery
484 4/th/ Street
Winthrop, IA  50682

Adele E. Bowden                                                 57,120               5,712           0.060%
626 Elm Street
Webster City, IA  50703

Ida M. Breitbach                                                57,120               5,712           0.060%
330 Prospect Avenue
Waterloo, IA  50703

                     Exhibit I to Exhibit C-1 Page 1 of 2

          Class A                       Cash         Agreed Value of        Number of         Percentage
        Unit Holder                 Contribution         Non-Cash            Class A          Interest in
      Name and Address              ------------       Contribution      Preferred Units      Partnership
      ----------------                                 ------------      ---------------      ----------- -
Clarence Gansemer                                               57,120               5,712           0.060%
15201 Circle Ridge Road
Sherville, IA  52073-9601

DeWayne R. Mingus                                               57,120               5,712           0.060%
27352 180/th/ Street
Clarksville, IA  50619

Marilu H. Wohlers Revocable Trust                               57,120               5,712           0.060%
111 Oliver Street
Charles City, IA  50616

Toy Town, Inc.                                                 781,430              78,143           0.820%
c/o David R. Dudley
916 Tanglewood Drive
Manchester, IA  52057

Anamosa Properties, Inc.                                       710,150              71,015           0.745%
c/o John P. Slattery
484 4/th/ Street
Winthrop, IA  50682

Julie A. Breitbach                                              43,570               4,357           0.046%
#2 Woodring Eatates
1000 - 6/th/ Street, N.W.
Waverly, IA  50677

                     Exhibit I to Exhibit C-1 Page 2 of 2

                                  EXHIBIT II
                                to Exhibit C-1
                                    to the
          Third Amended and Restated Agreement of Limited Partnership
                  of Humphrey Hospitality Limited Partnership


            Class A                      Property              Closing Date
          Unit Holder
Kewanee Properties, Inc.                Kewanee              October 20, 2000
Randy R. Fiddelke                     Charles City           October 24, 2000
Joe H. Breitbach                      Charles City           October 24, 2000
John P. Slattery                      Charles City           October 24, 2000
Slattery Investments, Inc.            Charles City           October 24, 2000
Adele E. Bowden                       Charles City           October 24, 2000
Ida M. Breitbach                      Charles City           October 24, 2000
Clarence Gansemer                     Charles City           October 24, 2000
DeWayne R. Mingus                     Charles City           October 24, 2000
Marilu H. Wohlers Revocable Trust     Charles City           October 24, 2000
Toy Town, Inc.                         Dyersville            October 24, 2000
Anamosa Properties, Inc.                Anamosa              October 20, 2000
Joe H. Breitbach                        Oelwein              October 25, 2000
Julie A. Breitbach                      Oelwein              October 25, 2000
Slattery Investments, Inc.              Oelwein              October 25, 2000

                    Exhibit II to Exhibit C-1 Page 1 of  1